UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2022

E.MERGE TECHNOLOGY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39416	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 Ramona St. Palo Alto, California 94301
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (619) 736-6855

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-third of one Redeemable Warrant	ETACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	ETAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	ETACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 22, 2022, E.Merge Technology Acquisition Corp. (the “Company”) issued a press release announcing that due to the Company’s inability to consummate an initial business combination within the time period required by its Second Amended and Restated Certificate of Incorporation, as amended (the “Amended Charter”), the Company intends to dissolve and liquidate in accordance with the provisions of its the Amended Charter and will redeem all of the outstanding shares of Class A common stock that were included in the units issued in its initial public offering (the “Public Shares”), at a per-share redemption price of approximately $10.06.

As of the close of business on September 4, 2022, the Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount.

In order to provide for the disbursement of funds from the trust account, the Company has instructed the trustee of the trust account to take all necessary actions to liquidate the securities held in the the trust account. The proceeds of the trust account will be held in a non-interest bearing account while awaiting disbursement to the holders of the Public Shares. Record holders will receive their pro rata portion of the proceeds of the trust account by delivering their Public Shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent. Beneficial owners of Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. The redemption of the Public Shares is expected to be completed within ten business days after September 4, 2022.

The Company’s sponsor has agreed to waive its redemption rights with respect to its outstanding Class B common stock issued prior to the Company’s initial public offering and the Class A common stock contained in the units issued in a private placement concurrent with the initial public offering.

There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On August 22, 2022, the Company also issued a letter to its stockholders, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Press Release, dated August 22, 2022

99.2	Letter to Stockholders, dated August 22, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E.Merge Technology Acquisition Corp.

Dated: August 22, 2022	By:	/s/ Jeff Clarke
		Name:	Jeff Clarke
		Title:	Co-Chief Executive Officer and Chief Financial Officer

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